SPAR GROUP, INC.

                                                                    Exhibit 99.1


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





        In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2003 (the "Report"), by SPAR GROUP, INC. (the "Registrant"), the undersigned hereby certifies that, to the best of his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

2.      The information contained in the Report fairly presents, in all material
        respects,   the  financial   condition  and  results  of  operations  of
        Registrant.





                                          /s/ Robert G. Brown
                                          ------------------------
                                          Robert G. Brown
                                          Chairman, President and
                                          Chief Executive Officer

                                          May 14, 2003


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO SPAR GROUP, INC. AND WILL BE RETAINED BY SPAR GROUP, INC., AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


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